UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 12, 2024

TITAN ENVIRONMENTAL SOLUTIONS INC.

(Exact name of registrant as specified in charter)

Nevada	000-56148	30-0580318
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

300 E. Long Lake Road, Suite 100A Bloomfield Hills, Michigan	48304
(Address of Principal Executive Offices)	(zip code)

(248) 775-7400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Material Contracts

Exchange Subscription Agreements

On July 12, 2024, Titan Environmental Solutions Inc., a Nevada corporation (the “Company”), consummated the transactions contemplated by Exchange Subscription Agreements dated July 2, 2024 (the “Exchange Subscription Agreements”), with holders of Promissory Notes (each a “Holder”) issued by the Company in the aggregate principal amount of $500,000 (the “Notes”), pursuant to which the Holders agreed to subscribe for and purchase units from the Company each consisting of (i) one (1) share of the Company’s Series B Convertible Preferred Stock, par value $0.0001 per share (the “Series B Preferred Stock”), which is convertible into shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), and (ii) a Warrant to Purchase Common Stock to purchase 100 shares of Common Stock at an exercise price of $0.06 per share (each, a “Warrant”), in exchange for the surrender and cancellation of the Notes. The Company and the Holders agreed upon July 2, 2024, as the date for purposes of calculating the amount of accrued interest on the Notes for exchange. The Warrants are in the same form as disclosed in Exhibit 4.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on June 4, 2024.

In the aggregate, the Company issued 50,453 shares of Series B Preferred Stock and 5,045,300 Warrants to the Holders, including (i) 20,183 shares of Series B Preferred Stock and 2,018,300 Warrants to Frank Celli, a member of the Board of Directors of the Company, in exchange for the surrender and cancellation of Notes in the aggregate principal amount of $200,000; and (ii) 5,045 shares of Series B Preferred Stock and 504,500 Warrants to Glen Miller, the Chief Executive Officer and a member of the Board of Directors of the Company, in exchange for the surrender and cancellation of Notes in the aggregate principal amount of $50,000.

The foregoing description of the Exchange Subscription Agreements and the Warrants is a summary only and is qualified in its entirety by reference to the text of the form of Warrant and the form of Exchange Subscription Agreement, which are included as Exhibit 4.1 and Exhibit 10.1 to this Current Report on Form 8-K, respectively, and are incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K regarding the issuance of the shares of Series B Preferred Stock and Warrants by the Company pursuant to the Exchange Subscription Agreements is incorporated herein by reference. The securities issued pursuant to the Exchange Subscription Agreements were issued by the Company in reliance upon the exemptions from registration contained in Section 3(a)(9) and Section 4(a)(2) of the Securities Act of 1933, as amended, and similar exemptions under applicable state laws.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description
4.1	Form of Warrant to Purchase Common Stock (incorporated by reference to Exhibit 4.1 to the Current Report on Form 8-K filed by the Company on June 4, 2024)
10.1	Form of Exchange Subscription Agreement
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 18, 2024	TITAN ENVIRONMENTAL SOLUTIONS INC.

	By:	/s/ Glen Miller
Glen Miller
Chief Executive Officer